SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                January 14, 1999
               (Date of Report, date of earliest event reported)



                            COMPX INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                  1-13905                57-0981653
       (State or other             (Commission            (IRS Employer
       jurisdiction of            File Number)            Identification
        incorporation)                                         No.)



  16825 Northchase Drive, Suite 1200, Houston, Texas          77060
       (Address of principal executive offices)             (Zip Code)



                                 (281) 423-3377
              (Registrant's telephone number, including area code)


                               200 Old Mill Road
                        Mauldin, South Carolina   29662
             (Former name or address, if changed since last report)

Item 2: Acquisition or Disposition of Assets

     On January 14, 1999, the registrant acquired in excess of 99% of the outstanding shares of Thomas Regout Holding N.V. ("TRH") from the shareholders of TRH pursuant to the Offer and Acquisition Agreement dated December 18, 1998 between the registrant and TRH, which agreement is attached hereto as Exhibit
2.1 and incorporated herein by reference, and issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

     The purchase price was funded using available cash on hand and borrowings under the registrant's existing $100,000,000 credit agreement with Bankers Trust Company, First Union National Bank, NationsBank, N.A. and Wachovia Bank, N.A. (a copy of which was filed as Exhibit 10.5 to the registrant's Amendment No. 2 to Registration Statement on Form S-1, registration number 333-42643, filed with the Securities and Exchange Commission on March 6, 1998). The registrant intends to continue to operate TRH's existing plants for the production of precision slides for the office products industry, curtain rails and certain other products produced by TRH.

Item 7:  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired

          To be filed by amendment within 60 days after January 29, 1999.

     (b)  Pro forma financial information

          To be filed by amendment within 60 days after January 29, 1999.

     (c)  Exhibits

          Item No.      Exhibit Index
          ----------    ------------------------------------------

          2.1 Offer and Acquisition Agreement dated December 18, 1998 between CompX International Inc. and Thomas Regout Holding N.V.

          99.1 Press release dated January 14, 1999 issued by CompX International Inc.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COMPX INTERNATIONAL INC.
                                (Registrant)




                                By:  /s/ Andrew Louis
                                    -----------------------------
                                    Andrew Louis,
                                    Secretary


Date:  January 29, 1999